                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints William H. Pearson, David E. Lacey and John Hugo, and each of them, his attorneys-in-fact, with full power of substitution, for him in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-8 in connection with the offering by CompleTel Europe N.V., a public limited liability company organized under the laws of The Netherlands (the "Company"), of securities (the "Securities"), and any and all amendments (including post-effective amendments) thereto and any abbreviated registration statement in connection with this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc. and the Paris Bourse; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

             Signature                                  Title                                  Date
             ---------                                  -----                                  ----
                                           Chief Executive Officer,
By:   /s/ William H. Pearson                    President and Managing Director            March 14, 2001
   ---------------------------------            (Principal Executive Officer)
Name:  William H. Pearson

By:   /s/ Hansjorg Rieder                  Managing Director                               March 14, 2001
   ------------------------
Name:  Hansjorg Rieder

By:   /s/ Martin Rushe                     Managing Director                               March 14, 2001
   ---------------------------------
Name:  Martin Rushe

By:   /s/ David E. Lacey                   Chief Financial Officer                         March 14, 2001
   ------------------------                     (Principal Financial Officer)
Name:  David E. Lacey

By:   /s/ John M. Hugo                     Corporate Controller (Principal                 March 14, 2001
   ------------------------                     Accounting Officer)
Name:  John M. Hugo

By:   /s/ James E. Dovey                   Supervisory Director and                        March 14, 2001
   ------------------------                     Chairman
Name:  James E. Dovey

By:   /s/ James C. Allen                   Supervisory Director                            March 14, 2001
   ------------------------
Name:  James C. Allen

By: /s/ Lawrence F. Degeorge               Supervisory Director                            March 14, 2001
   -------------------------
Name:  Lawrence F. DeGeorge


                                       9

By:   /s/ Paul J. Finnegan                 Supervisory Director                            March 14, 2001
   ------------------------
Name:  Paul J. Finnegan

By:   /s/ Royce J. Holland                 Supervisory Director                            March 14, 2001
   ------------------------
Name:  Royce J. Holland

By:   /s/ James H. Kirby                   Supervisory Director                            March 14, 2001
   ------------------------
Name:  James H. Kirby

By:   /s/ James N. Perry, Jr.              Supervisory Director                            March 14, 2001
   ---------------------------------
Name:  James N. Perry, Jr.

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